UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2007

K-Fed Bancorp
(Exact name of registrant as specified in its charter)

Federal	000-50592	20-0411486
(State or other jurisdiction of incorporation)	Commission file Number	(IRS Employer Identification No.)

1359 N. Grand Avenue, Covina, CA		91724
(Address of principal executive offices)		(Zip Code)

(626) 339-9663
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On September 18, 2007, the Boards of Directors of K-Fed Bancorp (the “Company”) and its wholly owned subsidiary, Kaiser Federal Bank (the “Bank”), and its mutual holding company parent, K-Fed Mutual Holding Company (the “MHC”) accepted the resignation of Frank G. Nicewicz as director of the Company, the Bank and the MHC. To the knowledge of the Company, Mr. Nicewicz did not resign due to any disagreement with the Company’s operations, policies or practices.  Mr. Nicewicz served as Chairman of the Audit Committee of the Company and the Audit Committee financial expert. The Company expects to appoint a replacement within 30 days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

K-FED BANCORP

Date:  September 20, 2007                                                                           By:  /s/ Kay M. Hoveland
                                     Kay M. Hoveland
                                    President and Chief Executive Officer